BB&T
GUARANTY AGREEMENT

BRANCH BANKING AND TRUST COMPANY                  Date: November 1, 2016

As an inducement to Branch Banking and Trust Company ("Bank"), to extend credit to and to otherwise deal with ROANOKE GAS COMPANY ("Borrower"), and in consideration thereof, the undersigned (the “Guarantor” and each of the undersigned Guarantors, jointly and severally, if more than one) hereby unconditionally guarantees to Bank and its successors and assigns the due and punctual payment of any and all notes, drafts, debts, ACH obligations and liabilities, primary or secondary (whether by way of endorsement or otherwise), of Borrower, at any time, whether now existing or hereafter incurred with or held by Bank, together with interest, as and when the same become due and payable, and whether by acceleration or otherwise (collectively, the “Obligations”), in accordance with the terms of the Obligations including all renewals, extensions and modifications thereof. This Guaranty is a guarantee of payment and not of collection.

The Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to the Guarantor to the Obligations, and agrees with Bank that the Guarantor shall not demand payment of principal or interest from Borrower, shall not claim any offset or other reduction of the Obligations because of any such indebtedness and shall not take any action to obtain any of the security described in and encumbered by the documents evidencing Obligations (“Loan Documents”); provided, however, that, if Bank so requests, such indebtedness shall be collected, enforced and received by the Guarantor as trustee for Bank and shall be paid over to Bank on account of the Obligations, but without reducing or affecting any manner the liability of the Guarantor under the other provisions of this Guaranty Agreement.

Guarantor understands and agrees that an Obligation may be accepted or created with Bank at any time and from time to time without notice to Guarantor and Guarantor hereby expressly waives presentment, demand, protest, and notice of dishonor of any such Obligation.
Bank may receive and accept as collateral from time to time any securities or other property for the Obligations, and may surrender, compromise, exchange and release such collateral or any part thereof at any time without notice and without in any manner affecting the obligation and liability of the Guarantor hereunder. Bank shall have no obligation to protect, perfect, secure or insure any security interests, liens or encumbrances in any collateral now or hereafter held for the Obligations.

Notwithstanding anything to the contrary herein, any person that does not qualify as an Eligible Contract Participant (as defined in the Commodity Exchange Act, as amended) or otherwise does not qualify as an “indirect proprietorship” pursuant to the rules of the Commodity Futures Trading Commission, shall not be deemed a party to any guaranty of any swap agreement with Bank entered into or modified on or after October 12, 2012, and shall not be liable for any swap obligations to Bank arising from such swap agreement. The foregoing exclusion shall have no effect on any other obligation of such person to Bank under this Guaranty.

In the event of the occurrence of a “Default” or “Event of Default’ otherwise relation to the Obligations or evidenced or secured by ay of the other Loan Documents or relating to the transactions contemplated by the Loan Documents; all rights powers and remedies available to Bank in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, the Guarantor hereby authorizes and empowers Bank upon the occurrence of Default or Event of Default under the Note(s) or Loan Documents, at its sole discretion, and except as otherwise provided herein, without notice to Guarantor, to exercise and cause to be exercised any right or remedy which Bank may have, including, but not limited to, judicial foreclosure, non-judicial foreclosure by exercise of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, rents, profits, accounts and certificates of deposit, or any other security, whether real, personal or tangible or intangible. At any public or private sale of any security or collateral for any indebtedness or any part hereof guaranteed hereby, whether by foreclosure or otherwise, Bank, may in its discretion, purchase all of any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor the balance due it pursuant to the Note(s) or any of the other Loan Documents without prejudice to Bank’s remedies hereunder against Guarantor for deficiencies or if allowed by applicable law. If the Obligations are partially paid by reason of the election of Bank, its successors, endorsees or assigns, to pursue any of the remedies available to Bank or if the Obligations are otherwise partially paid, then this Guaranty shall nevertheless remain in full force and effect, and the Guarantor shall remain liable for the entire balance of the Obligations, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

This obligation of the Guarantor hereunder shall be a primary and not a secondary obligation and liability, payable immediately upon demand without recourse first having been obtained by Bank against the Borrower or any other guarantor or obligor, and without first resorting to any collateral held by Bank for the Obligations. The Guarantor hereby waives the benefit of all provisions of law, for stay or delay of execution or sale of any property or other satisfaction of judgment against the Guarantor until judgment is obtained against the Borrower and execution thereon returned unsatisfied, or until it is determined that the Borrower has no property or assets available for the satisfaction of the Obligations, or until any other proceedings can be completed. Guarantor hereby agrees to indemnify Bank for all costs of collection, including but not limited to the costs of repossession, appraisal, foreclosure, all attorneys' fees reasonably incurred and all court costs incurred by Bank should Bank first be required by the Guarantor to resort to any collateral held by the Bank or to obtain execution or other satisfaction of a judgment against the Borrower for the Obligations. The Guarantor further agrees that the Guarantor is responsible for any part of the Obligations which have been paid by the Borrower to Bank and which the Bank is subsequently required to return to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding. Guarantor agrees that it shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to bank’s collateral for Obligations unless and until all of Obligations of the Borrower have been paid in full. The Guarantor hereby waives, to the extent avoidable under any provision of the Bankruptcy Code, any right arising upon payment by the Guarantor of any obligation under this Guaranty to assert a claim against the bankruptcy estate of the Borrower.

In addition to the other waivers set forth elsewhere in this Guaranty, the Guarantor hereby waives and agrees not to assert or take advantage of (a) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor, Borrower, or any other party or entity, or the failure of Bank to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower or any other party or entity; (b) any defense based upon the failure of Bank to give notice of the existence, creation, or incurring of any new or additional indebtedness or obligation or the failure of Bank to give notice of any action or non-action on the part of any other party whosoever, in connection with any Obligation, including without limitation the release of any other guarantor; (c) any defense based upon an election of remedies by Bank which destroys or otherwise impairs any subrogation rights of Guarantor to proceed against Borrower for reimbursement, or both; (d) any defense based upon failure of Bank to commence an action against Borrower or any other guarantor of the Obligations; (e) any duty of the part of Bank to disclose to the Guarantor any fact that is may know or hereafter know

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1457 VA NB

regarding Borrower; (f) acceptance or notice of acceptance of this Guaranty by Bank; (g) as stated above, notice of presentment and demand for payment or performance of the Obligations or performance of any except as otherwise require in this Guaranty; (h) as set forth above, protest and notice of dishonor or of default to the Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed; (i) except as otherwise provided herein, any and all other notices whatsoever to which the Guarantor might otherwise be entitled; (j) any defense based on lack of due diligence by the Bank and the collection, protection or realization upon any collateral securing the Obligations; and (k) any transfer by Borrower of all or any part of the security for the Obligations.

Check applicable box:

☒ This Guaranty is unlimited and applies to all indebtedness of Borrower, whether now existing or hereafter arising, including without limitation all obligations of the Borrower to Bank in connection with any transfer of funds through the ACH System.
☐ This Guaranty applies to all indebtedness of Borrower evidenced by that certain promissory note number dated (including all extensions, renewals, modifications and substitutions thereof) in the principal amount of $ .
☐ This Guaranty is limited to an amount of $ plus accrued interest, late fees, costs of collection (including attorneys’ fees) and all other obligations and indebtedness which may accrue or be incurred with respect to the Borrower's indebtedness and obligations to Bank.

This Guaranty shall inure to the benefit of Bank, its successors and assigns, and the owners and holders of any of the Obligations, and shall remain in force until a written notice revoking it has been received by Bank; but such revocation shall not release Guarantor from liability to Bank, its successors and assigns, or the owners and holders of any of Obligations, for any Obligation of the Borrower which is hereby guaranteed and then in existence or from any renewals, extensions or modifications thereof in whole or in part, whether such renewals, extensions or modifications are made before or after such revocation, with or without notice to the Guarantor. The Guarantor waives presentment, demand, protest and notices of every kind and assents to any one or more extensions, modifications, renewals or postponements of the time or amount of payment or any other indulgences given to Borrower. The Guarantor shall be responsible for and shall reimburse the Bank for all costs and expenses (including reasonable attorneys' fees) incurred by the Bank in connection with the enforcement of this Guaranty or the protection or preservation of any right or claim of the Bank in connection herewith, including without limitation costs and expenses incurred by the Bank in connection with its attempts to collect the Obligations.

The Guarantor hereby represents and warrants to Bank that: (i) this Guaranty is enforceable against it in accordance with its terms; (ii) the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the Guarantor is a party; (iii) there is no litigation, claim, action or proceeding pending or, to the best knowledge of Guarantor, threatened against it which would materially adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder; (iv) that it has knowledge of the Borrower's financial condition and affairs; and (v) unless otherwise required in a Loan Agreement, if applicable, as long as any Obligations remain outstanding or as long as Bank remains obligated to make advances, the Guarantor shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of Bank.

This Guaranty is made in and shall be construed in accordance with the laws and judicial decisions of the Commonwealth of Virginia. The Guarantor agrees that any dispute arising out of this Guaranty shall be adjudicated in either the state or federal courts of Virginia and in no other forum. For that purpose, the Guarantor hereby submits to the jurisdiction of the state and/or federal courts of Virginia. The Guarantor waives any defense that venue is not proper for any action brought in any federal or state court in the Commonwealth of Virginia.

UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, GUARANTOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS GUARANTY OR ANY OF THE LOAN DOCUMENTS EXECUTED BY THE BORROWER IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE BORROWER OR GUARANTOR AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO EXTEND CREDIT TO BORROWER. GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION AND THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

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GUARANTY SIGNATURE PAGE

Witness the signature and seal of each of the undersigned Guarantor.

RGC RESOURCES, INC.
WITNESS:
/s/ Ray Vaughan	By:	/s/ John S. D'Orazio	(SEAL)
	Name:	John S. D’Orazio
	Title:	President

/s/ Ray Vaughan	By:	/s/ Paul W. Nester	(SEAL)
	Name:	Paul W. Nester
	Title:	Vice President

STATE OF Virginia )
CITY/COUNTY OF___Roanoke______________ ) to-wit:

   I HEREBY CERTIFY, that on this __1st___ day of _____November___________, ____2016 ____, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared ___John S. D'Orazio and Paul W. Nester_____________________, who acknowledged himself to be the President/Vice President___ of ___RGC Resources, Inc. _______________a ___Virginia Corporation______________, who is personally known to me, or has been satisfactorily proven to be, the person whose name is subscribed to the foregoing instrument, and he acknowledged that he, being so authorized to do, executed the foregoing instrument for the purposes therein contained as the duly authorized _Pres./Vice Pres._____________ of said _Corporation_______________________________________________ by signing the name of the ___Corporation__________________ by himself as _________________________.

   Given under my hand and official seal this __1st___ day of __November________, _2016_.

(SEAL)	/s/ Diane Light Conner		(SEAL)
Notary Public
	My Commission Expires:	February 28, 2018

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